Exhibit 99.1

AIMCO Apartment Investment and Management Company Net Asset Value May 28, 2002

FORWARD LOOKING STATEMENT This presentation contains information that is forward-looking, including statements regarding the Company’s future financial performance. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; government regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.

Aimco Net Asset Value Overview of Presentation 1. The Casden Acquisition 2. The Aimco Portfolio 3. Aimco NAV – March 31, 2002 4. Market Cap Rates 5. Option Values Not Included In Aimco NAV

Aimco Net Asset Value 1. The Casden Acquisition

Casden Acquisition Components Aimco Net Asset Value - 17 conventional properties - 16 properties (6148 units) in Southern California including Park La Brea - 1 property (208 units) in South Florida - 99 affordable properties (11,027 units) located in 25 states - NAPICO which controls more than 400 properties with more than 41,000 units as general partner - Option to acquire a proposed 350 apartment unit project located in the heart of Westwood Village - An interest in Casden Development Company providing Aimco an option to purchase, upon completion and at favorable cap rates, all Casden Development multifamily rental projects

Casden Asset Value vs. Purchase Price 36 36 NAPICO/Mayer Management 29 Tax Exempt Debt $1,041 $1,104 to $1,283 Total Real Estate 41.8 Affordable $47.8 Average Monthly Rent > $1,000 $597 to $683 7.0% to 8.0% Free Cash Flow Cap Rate 7.5 Average Monthly Rent $900-$1,000 91 to 100 7.5% to 8.25% Free Cash Flow Cap Rate 0.7 Average Monthly Rent $600-$700 8 to 8 8.7% to 8.9% Free Cash Flow Cap Rate $1,169 to $1,348 408 to 492 Implied Value $1,077 Total Assets 8.50% to 10.25% Free Cash Flow Cap Rate Purchase Price Annualized FCF (In millions) Aimco Net Asset Value Casden purchase generated $92 to $271 million in incremental Net Asset Value

Aimco Net Asset Value Property (MAP #) Address Broadcast Center (1) 7660 Beverly Blvd., Los Angeles, CA 90036 Crescent Gardens (2) 1274 N. Crescent Heights Blvd., Los Angeles, CA 90046 Hillcreste (3) 1420 Ambassador St., Los Angeles, CA 90035 Villa Azure (4) 5700 W. Centinela Ave., Los Angeles, CA 90045 Villas at Park La Brea (5) W. 6th St., Los Angeles, CA 90036 Westwood (6) 1070 Glendon Ave., Los Angeles, CA 90024

Casden Property Pictures Tour • Villa Azure • Crescent Gardens • Broadcast Center • Villas at Park La Brea • Hillcreste Aimco Net Asset Value

Aimco Net Asset Value Villa Azure

Aimco Net Asset Value Crescent Gardens

Aimco Net Asset Value Broadcast Center

Aimco Net Asset Value Villas at Park La Brea

Aimco Net Asset Value Hillcreste

Aimco Net Asset Value Additional Casden Properties: • Creekside • Lakes at South Coast • Mariners Cove • Peppertree • Malibu Canyon

Aimco Net Asset Value Creekside

Aimco Net Asset Value Lakes at South Coast Plaza

Aimco Net Asset Value Mariners Cove

Aimco Net Asset Value Peppertree

Aimco Net Asset Value Malibu Canyon

2. The Aimco Portfolio Aimco Net Asset Value

Aimco Portfolio Breakdown A Property – These are the best locations in Aimco’s portfolio. The locations are highly desirable and would be expected to remain so for the next 20 years. The demographics of the surrounding area will reflect very high average income and home prices, well above the average of the MSA. This will manifest itself in high rental rates at the property. The amenities and level of service at these properties will be appropriate for the rent level being charged. These will generally be renter by choice properties. B Property – These are Aimco’s bread and butter. These properties will typically be located in enduring locations, and Aimco has no immediate plans to sell. The average income and average home prices in the immediate area will typically be at or above the average for the MSA which will manifest itself in rents that are at or above the average for the MSA. Most of these properties will be located in major MSA’s. C Property – These are properties that Aimco might sell over time. These are the lowest rated locations in our portfolio. These low ratings are typically due to a location with low incomes and low home prices in the immediate area which will typically manifest itself in rents that are at or below the average for the MSA. Some of these properties are outliers or properties in tertiary markets. Aimco Net Asset Value

Aimco Portfolio Breakdown (Pro Forma Casden) Aimco Net Asset Value $573 $700 $1,153 Weighted Average Rent 14% 52 A’s 17% 234 C’s 69% 481 B’s % of Conventional Real Estate Free Cash Flow Properties Rank

– Representative Properties Pictures A’s B’s C’s Calhoun Beach Steeple Chase Westlake Arms Evanston Place Hillmeade Chelsea Place Elm Creek Captiva Club Bradford Place Aimco Net Asset Value

Aimco Net Asset Value Calhoun Beach

Aimco Net Asset Value Evanston Place

Aimco Net Asset Value Elm Creek

Aimco Net Asset Value Steeple Chase

Aimco Net Asset Value Hillmeade

Aimco Net Asset Value Captiva Club

Aimco Net Asset Value Westlake Arms

Aimco Net Asset Value Chelsea Place

Aimco Net Asset Value Bradford Place

3. AIMCO NAV – March 31, 2002 Aimco Net Asset Value

March 31, 2002 Published NAV $46.13 108,286 $4,995,657 ($7,278,802) $12,274,460 $1,460,649 $504, 600 $7,600 $36,000 $12,500 $448,500 $10,309,211 Implied Value 100% 12% 4% 84% Percent of Asset Value Total Investment Management Other Assets Net Asset Value Shares and OP Units Outstanding Net Asset Value per Share Total Liabilities Total Asset Value Activity Based Fees Implied Value of NAPICO/Mayer Management Implied Value of Buyers Access Property Management Contracts Investment Management: FCF Capitalization Rate 8.7% after $440 per unit of CR Real Estate: Aimco Net Asset Value

NAV Per Share Breakdown Reported Aimco (Excluding Casden) $45.32 Casden $0.81 Total $46.13 Aimco Net Asset Value

Growth Rate Sensitivity $47.02 3.26% $43.48 $44.36 $45.25 $46.13 NAV 0.66% 1.32% 1.97% 2.62% Compounded Growth Rate First Quarter 2002 was evaluated using 4% simple interest which equals quarterly compounding of 2.62%. Aimco Net Asset Value

Occupancy Sensitivity $46.13 92% $48.78 95% $47.90 94% $45.25 $47.02 NAV 91% 93% Occupancy First Quarter 2002 Aimco Net Asset Value

Growth/Occupancy Matrix $49.69 $48.80 $47.91 $47.02 $46.13 $45.24 3.26% $48.78 $47.90 $47.02 $46.13 $45.25 $44.37 2.62% $47.87 $46.99 $46.12 $45.25 $44.38 $43.50 1.97% $46.96 $46.09 $45.23 $44.36 $43.50 $42.63 1.32% $46.05 $45.19 $44.33 $43.48 $42.63 $41.76 0.66% $45.14 $44.29 $43.44 $42.59 $41.74 $40.89 0% 95% 94% 93% 92% 91% 90% OCCUPANCY GROWTH Aimco Net Asset Value

3. Market Cap Rates Aimco Net Asset Value

Aimco Net Asset Value Free Cash Flow Cap Rate Range NAV $46.13 to $50.12 Cap Rate Range Actual Reported Average Monthly Rent > $1,000 8.00% to 7.70% $900 – $1,000 8.25% to 8.00% $800 – $900 8.50% to 8.07% $700 – $800 8.70% to 8.29% $600 – $700 8.90% to 8.51% $500 – $600 9.20% to 9.21% < $500 9.50% to 8.94% Affordable 10.00% to 8.50%

Aimco Net Asset Value $50.12 $46.13 Total $2.53 $0.81 Casden $47.59 $45.32 Aimco (Excluding Casden) Market Reported NAV Per Share Breakdown

Comparison of Completed Sales * of Aimco’s Weakest Properties to NAV Cap Rates * Includes sales since July of 2001. Completed Sales As Reported Cap Rate (4% growth, $600 CR) Cap Rate (4% growth, $440 CR) Aimco Cap Rate (4% growth, $440 CR) Units Number of Properties Price Point 7.79% 8.50% 10% 3,042 27 Affordable 8.17% 8.68% 9,044 55 Total 8.84% 8.90% 8.42% 8.92% 8.11% 9.50% 823 5 <$500 8.37% 9.20% 3,070 14 $500-$600 8.00% 8.90% 1,755 7 $600-$700 8.56% 8.50% 354 2 $800-$900 Aimco Net Asset Value

5. Option Values Not Included in Aimco NAV Aimco Net Asset Value

Option Value Not Included In Aimco NAV A. Partnership Acquisitions – Conventional Properties B. Affordable Realization C. Redevelopment Aimco Net Asset Value

Option Value Not Included In Aimco NAV A. Partnership Acquisitions – Conventional Properties • 50% of the conventional property partnerships are owned by third parties • $210 million of Free Cash Flow available for tenders • Aimco Guidance projects $70 million to $90 million of 2002 partnership acquisitions • This level of activity will increase recurring earnings by $2 to $3 million accretion above the cost of capital Aimco Net Asset Value

Option Value Not Included In Aimco NAV Aimco Net Asset Value B. Affordable Realization Value creation in excess of NAV can be generated from: • Mark-Up-To-Market • Conversion to Conventional/Senior Living • Tax Credit Redevelopment • Sale of Property to Tax Credit/Not-for-Profit-Buyer • Sales to 501c3 Entities (Not for Profits) • Tender Opportunities in Aimco and NAPICO portfolios • Transaction fee income, including disposition and refinance fees In 2002, Affordable Realization is expected to contribute $4 to $5 million in activity based fees, $2 to $3 million in transactional income and $1 million in run rate improvement through expense controls. In later years, Affordable Realization will increase recurring real estate income, net of capital costs, after completion of redevelopment as conventional properties.

Option Value Not Included In Aimco NAV C. Redevelopment • Aimco has 11 properties (4,517 units) under redevelopment • Aimco’s share of the estimated total investment is $324 million of which approximately $119 million remains to be spent • Aimco projects a greater than 10% Free Cash Flow yield upon stabilization or $5 to $6 million in excess of cost of debt and equity • In 2002, Aimco guidance assumes $5 to $6 million in incremental Free Cash Flow which is $1 million in AFFO accretion Aimco Net Asset Value